SCHEDULE OF DEFERRED TAX ASSETS (Details) - Ensysce Biosciences, Inc [Member] - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Net operating loss tax carryforwards	$ 23,332,247	$ 22,826,050
Tax credits	2,663,350	2,547,986
Fixed assets and intangibles	63,047	79,453
Other	20,248	200,261
Stock-based compensation	1,798,263	2,316,380
Total deferred tax assets	27,877,155	27,970,130
Convertible notes: embedded derivatives	(81,603)
Valuation allowance	(27,795,552)	(27,970,130)
Net deferred tax assets